SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the

                          Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 1999


                               SEARS, ROEBUCK AND CO.

               (Exact name of registrant as specified in charter)


New York                      1-416                      36-1750680
(State or Other       (Commission File Number)         (IRS Employer
Jurisdiction of                                       Identification No.)
Incorporation)


3333 Beverly Road, Hoffman Estates, Illinois                 60179
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: (847) 286-2500





Item 5.  Other Events.


    On September 2, 1999, the Registrant issued the press release attached as
Exhibit 99.




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


     The Exhibit Index on page E-1 is incorporated herein by reference.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      SEARS, ROEBUCK AND CO.






Date:  September 2, 1999               By:   /s/Julian C. Day
                                             Julian C. Day
                                             Executive Vice President
                                             and Chief Financial Officer



                                   EXHIBITS




99     Sears, Roebuck and Co. press release dated September 2, 1999.